Exhibit 99.1

Ooma Reports Second Quarter Fiscal Year 2023 Financial Results

Sunnyvale, Calif., September 1, 2022 -- Ooma, Inc. (NYSE: OOMA), a smart communications platform for businesses and consumers, today released financial results for the fiscal second quarter ended July 31, 2022.

Second Quarter Fiscal 2023 Financial Highlights:

•
Revenue: Total revenue was $52.7 million, up 12% year-over-year. Subscription and services revenue increased to $48.0 million from $43.5 million in the second quarter of fiscal 2022, and was 91% of total revenue, primarily driven by the growth of Ooma Business.
•
Net Income/Loss: GAAP net income was $0.3 million, or $0.01 per basic and diluted share, compared to GAAP net loss of $0.4 million, or $0.02 per basic and diluted share, in the second quarter of fiscal 2022. GAAP net income for the second quarter includes a tax benefit for the release of a $2.0 million valuation allowance resulting from the recording of certain intangible assets in connection with the acquisition of OnSIP announced today. Non-GAAP net income was $3.0 million, or $0.12 per diluted share, compared to non-GAAP net income of $3.3 million, or $0.13 per diluted share in the prior year period.
•
Adjusted EBITDA: Adjusted EBITDA was $4.0 million, compared to $4.1 million in the second quarter of fiscal 2022.

For more information about non-GAAP net income and Adjusted EBITDA, see the section below titled "Non-GAAP Financial Measures" and the reconciliation provided in this release.

“Ooma achieved strong results for Q2, with revenue increasing 12% year-over-year to $52.7 million, improved gross margins, and solid non-GAAP net income,” said Eric Stang, chief executive officer of Ooma. “Ooma’s investment in new features for Ooma Office, market and channel development for Ooma Enterprise, international expansion to serve a large multinational customer, and the development and Q2 launch of AirDial all contributed to growth. We believe these initiatives represent a powerful strategy going forward. In addition, I’m excited to announce that Ooma acquired Junction Networks Inc., which does business as OnSIP. This acquisition will add approximately 50,000 new business users to Ooma and is expected to be accretive starting in Q4 of this year. It’s my pleasure to welcome all of OnSIP’s employees to the Ooma family.”

Business Outlook:

For the third quarter of fiscal 2023, Ooma expects:

•
Total revenue in the range of $56.0 million to $56.5 million.
•
GAAP net loss in the range of $1.6 million to $2.1 million and GAAP net loss per share in the range of $0.06 to $0.08.
•
Non-GAAP net income in the range of $2.7 million to $3.2 million and non-GAAP net income per share in the range of $0.11 to $0.13.

For the full fiscal year 2023, Ooma expects:

•
Total revenue in the range of $215.5 million to $218.5 million.
•
GAAP net loss in the range of $3.3 million to $4.3 million, and GAAP net loss per share in the range of $0.13 to $0.17.
•
Non-GAAP net income in the range of $11.4 million to $12.4 million, and non-GAAP net income per share in the range of $0.45 to $0.49.

The following is a reconciliation of GAAP net loss to non-GAAP net income and GAAP basic and diluted net loss per share to non-GAAP diluted net income per share guidance for the fiscal third quarter ending October 31, 2022 and the fiscal year ending January 31, 2023 (in millions, except per share data):

	Projected range
	Three Months Ending	Fiscal Year Ending
	October 31, 2022	January 31, 2023
	(unaudited)
GAAP net loss	($1.6)-($2.1)	($3.3)-($4.3)
Stock-based compensation and related taxes	3.6	14.1
Amortization of intangible assets and acquisition-related costs	1.2	3.6
Acquisition-related income tax benefit	—	(2.0)
Non-GAAP net income	$2.7-$3.2	$11.4-$12.4

GAAP net loss per share	($0.06)-($0.08)	($0.13)-($0.17)
Stock-based compensation and related taxes	0.14	0.56
Amortization of intangible assets and acquisition-related costs	0.05	0.14
Acquisition-related income tax benefit	—	(0.08)
Non-GAAP net income per share	$0.11-$0.13	$0.45-$0.49

Weighted-average number of shares used in per share amounts:
Basic	24.6	24.5
Diluted	25.2	25.3

Conference Call Information:

Ooma will host a conference call and live webcast for analysts and investors today at 5:00 p.m. Eastern time. The news release with the financial results will be accessible from the company's website prior to the conference call.

Parties in the United States and Canada can access the call by dialing +1 (888) 550-5744, using conference ID 4726540. International parties can access the call by dialing +1 (646) 960-0223, using conference ID 4726540.

The webcast will be accessible on the Events and Presentations page of Ooma’s investor relations website, https://investors.ooma.com for a period of at least one year. A telephonic replay of the conference call will be available from approximately two hours after the call is completed or about 8:00 p.m. Eastern time on September 1, 2022 until 11:59 p.m. Eastern time Thursday, September 8, 2022. To access the replay, parties in the United States and Canada should call +1 (800) 770-2030 and use conference code 4726540. International parties should call +1 (647) 362-9199 and use conference code 4726540.

Non-GAAP Financial Measures

In addition to disclosing financial measures prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), this press release and the accompanying tables contain certain non-GAAP financial measures, including: non-GAAP net income, non-GAAP net income per share, non-GAAP gross profit and gross margin, non-GAAP operating income, and Adjusted EBITDA. Adjusted EBITDA represents the net income before interest and other income, income tax benefit, depreciation and amortization of capital expenditures, amortization of intangible assets, acquisition-related transaction costs, and stock-based compensation expense and related taxes.

Other non-GAAP financial measures exclude stock-based compensation expense and related taxes, amortization of intangible assets, acquisition-related transaction costs, and acquisition-related income tax benefit. Non-GAAP weighted-average diluted shares include the effect of potentially dilutive securities from the company’s stock-based benefit plans.

These non-GAAP financial measures are presented to provide investors with additional information regarding our financial results and core business operations. Ooma considers these non-GAAP financial measures to be useful measures of the operating performance of the company, because they contain adjustments for unusual events or factors that do not directly affect what management considers to be Ooma's core operating performance and are used by the company's management for that purpose. Management also believes that these non-GAAP financial measures allow for a better evaluation of the company's performance by facilitating a meaningful comparison of the company's core operating results in a given period to those in prior and future periods. In addition, investors often use similar measures to evaluate the operating performance of a company.

Non-GAAP financial measures are presented for supplemental informational purposes only to aid an understanding of the company's operating results. The non-GAAP financial measures should not be considered a substitute for financial information presented in accordance with GAAP and may be different from non-GAAP financial measures presented by other companies. A limitation of the non-GAAP financial measures presented is that the adjustments relate to items that the company generally expects to continue to recognize. The adjustment of these items should not be construed as an inference that the adjusted gains or expenses are unusual, infrequent or non-recurring. Therefore, both GAAP financial measures of Ooma's financial performance and the respective non-GAAP measures should be considered together. Please see the reconciliation of non-GAAP financial measures to the most directly comparable GAAP measure in the tables below.

Disclosure Information

Ooma uses the investor relations section on its website as a means of complying with its disclosure obligations under Regulation FD. Accordingly, investors should monitor Ooma's investor relations website in addition to following Ooma's press releases, Securities and Exchange Commission (“SEC”) filings, and public conference calls and webcasts.

Legal Notice Regarding Forward-Looking Statements

This press release contains forward-looking statements under the Private Securities Litigation Reform Act of 1995. In particular, the financial projections under “Business Outlook” and the statements contained in the quotations of our Chief Executive Officer regarding expectations regarding the Company's initiatives, strategies and acquisition of OnSIP constitute forward-looking statements. Forward-looking statements can be identified by the fact that they do not relate strictly to historical facts and generally contain words such as "believes”, "expects”, "may”, "will”, "should”, "seeks”, "approximately”, "intends”, "plans”, "estimates”, "anticipates”, and other expressions that are predictions of or indicate future events. Although the forward-looking statements contained in this press release are based upon information available at the time the statements are made and reflect management's good faith beliefs, forward-looking statements inherently involve known and unknown risks, uncertainties and other factors, which may cause the actual results, performance or achievements to differ materially from anticipated future results. Important factors that could cause actual results to differ materially from expectations include, among others: our inability to attract new customers on a cost-effective basis; our inability to retain customers; our inability to realize expected returns from our investments made in connection with our international expansion efforts and development of new product features; failure to realize AirDial opportunities; intense competition; loss of key retailers and reseller partnerships; our reliance on vendors to manufacture the on-premise appliances and end-point devices we sell; our reliance on third parties for our network connectivity and co-location facilities; our reliance on third parties for some of our software development, quality assurance and operations; our reliance on third parties to provide the majority of our customer service and support representatives; and interruptions to our service. You should not place undue reliance on these forward-looking statements, which speak only as of the date hereof. We do not undertake to update or revise any forward-looking statements after they are made, whether as a result of new information, future events, or otherwise, except as required by applicable law.

The forward-looking statements contained in this press release are also subject to other risks and uncertainties, including those more fully described in our filings which we make with the SEC from time to time, including the risk factors contained in our Quarterly Report on Form 10-Q for the quarter ended April 30, 2022, filed with the SEC on June 8, 2022. The forward-looking statements in this press release are based on information available to Ooma as of the date hereof, and Ooma disclaims any obligation to update any forward-looking statements, except as required by law.

About Ooma, Inc.

Ooma (NYSE: OOMA) creates powerful connected experiences for businesses and consumers, delivered from its smart cloud-based SaaS platform. For businesses of all sizes, Ooma provides advanced voice and collaboration features including messaging, intelligent virtual attendants, and video conferencing to help them run more efficiently. For consumers, Ooma’s residential phone service provides PureVoice HD voice quality, advanced functionality and integration with mobile devices. Learn more at www.ooma.com or www.ooma.ca in Canada.

INVESTOR CONTACT:

Matthew S. Robison

Director of IR and Corporate Development

Ooma, Inc.

ir@ooma.com

(650) 300-1480

MEDIA CONTACT:

Mike Langberg

Director of Corporate Communications

Ooma, Inc.

press@ooma.com

(650) 566-6693

OOMA, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(Unaudited, amounts in thousands)

	July 31,	January 31,
	2022	2022
Assets
Current assets:
Cash and cash equivalents	$16,192	$19,667
Short-term investments	6,277	11,613
Accounts receivable, net	6,592	7,310
Inventories	21,075	13,841
Other current assets	14,968	13,598
Total current assets	65,104	66,029
Property and equipment, net	7,698	6,481
Operating lease right-of-use assets	14,663	14,396
Intangible assets, net	11,690	4,208
Goodwill	8,695	4,264
Other assets	15,132	13,875
Total assets	$122,982	$109,253

Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$12,968	$7,507
Accrued expenses and other current liabilities	22,904	22,823
Deferred revenue	17,686	16,600
Total current liabilities	53,558	46,930
Long-term operating lease liabilities	11,076	11,194
Other liabilities	48	73
Total liabilities	64,682	58,197

Stockholders' equity:
Common stock	5	4
Additional paid-in capital	187,571	179,860
Accumulated other comprehensive loss	(60)	(20)
Accumulated deficit	(129,216)	(128,788)
Total stockholders' equity	58,300	51,056
Total liabilities and stockholders' equity	$122,982	$109,253

OOMA, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited, amounts in thousands, except share and per share data)

	Three Months Ended		Six Months Ended
	July 31, 2022	July 31, 2021	July 31, 2022	July 31, 2021
Revenue:
Subscription and services	$47,995	$43,537	$94,718	$85,502
Product and other	4,658	3,520	8,272	7,127
Total revenue	52,653	47,057	102,990	92,629

Cost of revenue:
Subscription and services	12,675	12,326	25,884	24,665
Product and other	6,161	5,428	11,337	10,579
Total cost of revenue	18,836	17,754	37,221	35,244
Gross profit	33,817	29,303	65,769	57,385

Operating expenses:
Sales and marketing	17,432	14,331	33,583	28,347
Research and development	11,119	9,416	21,617	18,723
General and administrative	6,912	6,014	12,974	11,739
Total operating expenses	35,463	29,761	68,174	58,809
Loss from operations	(1,646)	(458)	(2,405)	(1,424)
Interest and other income, net	17	19	50	98
Loss before income taxes	(1,629)	(439)	(2,355)	(1,326)
Income tax benefit	1,967	—	1,927	—
Net income (loss)	$338	$(439)	$(428)	$(1,326)

Net income (loss) per share of common stock:
Basic and diluted	$0.01	$(0.02)	$(0.02)	$(0.06)

Weighted-average shares of common stock outstanding:
Basic	24,388,275	23,359,715	24,254,465	23,209,151
Diluted	24,873,764	23,359,715	24,254,465	23,209,151

OOMA, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited, amounts in thousands)

	Three Months Ended		Six Months Ended
	July 31, 2022	July 31, 2021	July 31, 2022	July 31, 2021
Cash flows from operating activities:
Net income (loss)	$338	$(439)	$(428)	$(1,326)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Stock-based compensation expense	3,505	3,321	6,842	6,515
Depreciation and amortization of capital expenditures	889	775	1,739	1,548
Amortization of intangible assets	372	326	698	652
Amortization of operating lease right-of-use assets	732	713	1,449	1,531
Deferred income tax benefit	(2,043)	—	(2,043)	—
Other	11	14	26	24
Changes in operating assets and liabilities:
Accounts receivable, net	(715)	(762)	973	400
Inventories and deferred inventory costs	(6,665)	(394)	(7,158)	(1,600)
Prepaid expenses and other assets	355	(2,037)	(2,326)	(3,007)
Accounts payable, accrued expenses and other liabilities	4,641	343	2,690	(2,127)
Deferred revenue	743	710	520	384
Net cash provided by operating activities	2,163	2,570	2,982	2,994

Cash flows from investing activities:
Proceeds from maturities and sales of short-term investments	4,325	3,000	9,125	9,900
Purchases of short-term investments	(489)	(2,816)	(3,869)	(8,859)
Capital expenditures	(1,353)	(1,077)	(2,812)	(1,742)
Business acquisition	(9,771)	—	(9,771)	—
Net cash used in investing activities	(7,288)	(893)	(7,327)	(701)

Cash flows from financing activities:
Proceeds from issuance of common stock	—	152	1,554	1,621
Shares repurchased for tax withholdings on vesting of restricted stock units	(336)	(660)	(684)	(1,145)
Net cash (used in) provided by financing activities	(336)	(508)	870	476
Net (decrease) increase in cash and cash equivalents	(5,461)	1,169	(3,475)	2,769
Cash and cash equivalents at beginning of period	21,653	18,898	19,667	17,298
Cash and cash equivalents at end of period	$16,192	$20,067	$16,192	$20,067

OOMA, INC.

Reconciliation of Non-GAAP Financial Measures

(Unaudited, amounts in thousands, except percentages, share and per share data)

	Three Months Ended		Six Months Ended
	July 31, 2022	July 31, 2021	July 31, 2022	July 31, 2021
Revenue	$52,653	$47,057	$102,990	$92,629

GAAP gross profit	$33,817	$29,303	$65,769	$57,385
Stock-based compensation and related taxes	248	296	496	585
Amortization of intangible assets	79	73	152	146
Non-GAAP gross profit	$34,144	$29,672	$66,417	$58,116

Gross margin on a GAAP basis	64%	62%	64%	62%
Gross margin on a Non-GAAP basis	65%	63%	64%	63%

GAAP operating loss	$(1,646)	$(458)	$(2,405)	$(1,424)
Stock-based compensation and related taxes	3,567	3,442	7,007	6,767
Amortization of intangible assets and acquisition-related costs	1,173	326	1,499	652
Non-GAAP operating income	$3,094	$3,310	$6,101	$5,995

GAAP net income (loss)	$338	$(439)	$(428)	$(1,326)
Stock-based compensation and related taxes	3,567	3,442	7,007	6,767
Amortization of intangible assets and acquisition-related costs	1,173	326	1,499	652
Acquisition-related income tax benefit	(2,043)	—	(2,043)	—
Non-GAAP net income	$3,035	$3,329	$6,035	$6,093

GAAP basic and diluted net income (loss) per share	$0.01	$(0.02)	$(0.02)	$(0.06)
Stock-based compensation and related taxes	0.14	0.15	0.29	0.29
Amortization of intangible assets and acquisition-related costs	0.05	0.01	0.06	0.03
Acquisition-related income tax benefit	(0.08)	—	(0.08)	—
Non-GAAP net income per basic share	$0.12	$0.14	$0.25	$0.26
Non-GAAP net income per diluted share	$0.12	$0.13	$0.24	$0.25

GAAP weighted-average basic shares	24,388,275	23,359,715	24,254,465	23,209,151
GAAP weighted-average diluted shares	24,873,764	23,359,715	24,254,465	23,209,151
Non-GAAP weighted-average diluted shares	24,873,764	24,767,569	24,908,575	24,558,433

GAAP net income (loss)	$338	$(439)	$(428)	$(1,326)
Reconciling items:
Interest and other income, net	(17)	(19)	(50)	(98)
Income taxes	(1,967)	—	(1,927)	—
Depreciation and amortization of capital expenditures	889	775	1,739	1,548
Amortization of intangible assets and acquisition-related costs	1,173	326	1,499	652
Stock-based compensation and related taxes	3,567	3,442	7,007	6,767
Adjusted EBITDA	$3,983	$4,085	$7,840	$7,543